                                      SUPPLEMENT A-1


                       NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES







                                CONSOLIDATING BALANCE SHEET

                                   AT DECEMBER 31, 1996



                   CONSOLIDATING INCOME AND RETAINED EARNINGS STATEMENTS

                             FOR YEAR ENDED DECEMBER 31, 1996



                           CONSLIDATING STATEMENT OF CASH FLOWS

                             FOR YEAR ENDED DECEMBER 31, 1996

                 NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED

                             INDEX OF CONSOLIDATED WORKSHEETS

                               YEAR ENDED DECEMBER 31, 1996
                                                                           Pages
                                                                           -----
Consolidating Balance Sheet, Adjustments and Eliminations.............................    1 - 2

Consolidating Statement of Income, Adjustments and Eliminations.......................    3 - 4

Consolidating Statement of Retained Earnings, Adjustments and Eliminations............    5 - 6

Consolidating Statement of Cash Flows, Adjustments and Eliminations...................    7 - 8

                          INDEX OF INDIVIDUAL COMPANY STATEMENTS

                                             Balance   Statement Retained  Statement of
                                             Sheet     of Income Earnings  Cash Flows
                                             -------   --------- --------  ------------
NEW ENGLAND ELECTRIC SYSTEM (NEES)            1          3          5          7

GRANITE STATE ELECTRIC COMPANY (GRANITE STATE)           1          3          5        7

MASSACHUSETTS ELECTRIC COMPANY (MASS. ELECTRIC)          1          3          5        7

THE NARRAGANSETT ELECTRIC COMPANY (NARRA. ELECTRIC)      1          3          5        7

NEW ENGLAND POWER COMPANY (NEP)               1          3          5          7

NEW ENGLAND ENERGY INCORPORATED (NEEI)        1          3          5          7

NEW ENGLAND POWER SERVICE COMPANY (NEPSCO)    1          3          5          7

NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY,
   INC. (NEHTECI)                                        1          3          5        7

NEW ENGLAND HYDRO-TRANSMISSION CORPORATION (NEHTC)       1          3          5        7

NARRAGANSETT ENERGY RESOURCES COMPANY (NERC)  1          3          5          7

NEW ENGLAND ENERGY RESOURCES, INC. (NEERI)    1          3          5          7

NANTUCKET ELECTRIC COMPANY (NANTUCK)          1          3          5          7

GRANITE STATE ENERGY (GS EN)                             1          3          5        7

NEES ENERGY (NEES EN)                                    1          3          5        7

NEW ENGLAND ELECTRIC SYSTEM - TRUST (PARENT)  1          3          5          7

Page 1A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1996 (IN THOUSANDS)

                     GRANITE   MASS.     NARRA.
                     STATE    ELECTRIC  ELECTRIC  NEP        NEEI     NEPSCO    NEHTECI  NEHTC
                     -------  --------  --------  ---        ----     ------    -------  -----
Assets

Utility plant,
 at original cost        $66,460$1,509,896 $742,481 $2,991,797           $11,019   $220,197 $175,056
Less accumulated
 depreciation and
 amortization             18,925   430,585  187,690  1,118,341                       52,783   34,946
                        ------------------ -------- ----------        ----------    ------- --------  --------
                          47,535 1,079,311  554,791  1,873,456            11,019    167,414  140,110

Construction work in
 progress                  1,080     9,119    5,392     36,836
                        ------------------ -------- ----------        ----------    ------- --------  --------
Net utility plant         48,615 1,088,430  560,183  1,910,292            11,019    167,414  140,110
                        ------------------ -------- ----------        ----------    ------- --------  --------
Oil and gas properties                                                $1,286,613
Less accumulated
 amortization                                                 1,079,038
Work in progress
                                                                      ----------
Net oil and gas
 properties                                                     207,575
                                                                      ----------
Investments in
 nuclear power
 companies, at equity                                   47,902
Investments in other
 subsidiaries, at
 equity
Other investments
 at cost                     865     9,213    4,049     30,591            49,887          5        5
Current assets             7,259   235,809   89,938    333,043   19,026   24,405      6,713    2,694
Deferred charges and
 other assets              1,242    56,806   52,832    325,887      342      819      8,296    6,867
                        ------------------ -------- ----------        ----------    ------- --------  --------
                         $57,981$1,390,258 $707,002 $2,647,715 $226,943  $86,130   $182,428 $149,676
                        ================== ======== ==========        ==========    ======= ========  ========

Page 1B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                          NERC      NEERI     NANTUCKET     GS EN    NEES EN      PARENT
                          ----      -----     ---------     -----    -------      ------
Assets

Utility plant,
 at original cost                               $37,489
Less accumulated
 depreciation and
 amortization                                     9,733
                      --------     ------    -------------------- ----------  ----------
                                                 27,756
Construction work in
 progress                                            96
                      --------     ------    -------------------- ----------   ---------
Net utility plant                                27,852
                      --------     ------    -------------------- ----------   ---------
Oil and gas properties
Less accumulated
 amortization
Work in progress
                      --------   --------    -------------------- ----------   ---------
Net oil and gas
 properties
                                                                  ----------   ---------
Investments in
 nuclear power
 companies, at equity
Investments in other
 subsidiaries, at
 equity                 35,163                                         1,716   1,686,822
Other investments
 at cost                            1,475           108                            3,828
Current assets           1,107      2,422        14,347       194        294      45,324
Deferred charges and
 other assets            (379)                    1,266
                      --------     ------    -------------------- ---------- -----------
                       $35,891     $3,897       $43,573      $194     $2,010  $1,735,974
                      ========     ======    ==================== ========== ===========

Page 1C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
DECEMBER 31, 1996 (IN THOUSANDS)
                                         (Continued)

                                TOTAL
                                ADJUSTMENTS               NEES
                                & ELMINATIONS        CONSOLIDATED
                                -------------        ------------
Assets

Utility plant,
 at original cost                     $61,439          $5,692,956
Less accumulated
 depreciation and
 amortization                                           1,853,003
                                    ---------           ---------
                                       61,439           3,839,953
Construction work in
 progress                             (4,129)              56,652
                                       ------          ----------
Net utility plant                      57,310           3,896,605
                                       ------          ----------
Oil and gas properties                                       (48)           1,286,661
Less accumulated
 amortization                         (2,902)           1,081,940
Work in progress
                                      -------           ---------
Net oil and gas
 properties                             2,854             204,721
                                      -------           ---------
Investments in
 nuclear power
 companies, at equity                                                          47,902
Investments in other
 subsidiaries, at
 equity                             1,683,577              40,124
Other investments
 at cost                                3,627              96,399
Current assets                        293,695             488,880
Deferred charges and
 other assets                           5,358             448,620
                                   ----------          ----------
                                   $2,046,421          $5,223,251
                                   ==========          ==========

Page 1D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)

                  GRANITE  MASS.    NARRA.
                  STATE    ELECTRIC ELECTRIC    NEP        NEEI     NEPSCO    NEHTECI    NEHTC
                  -------  -------- ---------   ---        ----     ------    -------    -----
Capitalization and
 liabilities

Common share equity    $19,685  $427,061$256,772  $906,205   ($3,460)   $18,189   $56,616   $36,779
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock                            50,000  36,500    39,666
Long-term debt          15,000   343,321 178,517   733,006    149,000              84,570    51,920
                      ------------------------------------ ----------   -------  --------  --------
Total capitalization    34,685   820,382 471,789 1,678,877    145,540    18,189   141,186    88,699
                      ------------------------------------ ----------   -------  --------  --------
Current liabilities
Long-term debt due
 within 1 year                    30,000  32,500     3,000                          6,960     4,560
Short-term debt          5,475    43,775  19,025    93,600                                    3,000
Other current
 liabilities            10,870   255,973  75,163   189,041      6,429    25,020     5,313     3,440
                      ------------------------------------ ----------   -------  --------  --------
Total current
 liabilities            16,345   329,748 126,688   285,641      6,429    25,020    12,273    11,000
                      ------------------------------------ ----------   -------  --------  --------
Deferred federal and
 state income taxes      4,515   177,778  81,880   382,164     72,255  (10,160)    22,809    18,859
Unamortized investment
 tax credits               961    16,566   7,517    55,486                          6,160     3,237
Other reserves and
 deferred credits        1,475    45,784  19,128   245,547      2,719    53,081              27,881
                      ------------------------------------ ----------   -------  --------  --------
                       $57,981$1,390,258$707,002$2,647,715   $226,943   $86,130  $182,428  $149,676
                      ==================================== ==========   =======  ========  ========

Page 1E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1995 (IN THOUSANDS)
                                           (Continued)


                       NERC     NEERI    NANTUCKET     GS EN     NEES EN     PARENT
                       ----     -----    ---------     -----     -------     ------

Capitalization and
 liabilities

Common share equity       $1,738   $3,129       $4,166      $200      $2,997 $1,688,829
Minority interests in
 consolidated
 subsidiaries
Cumulative preferred
 stock
Long-term debt            28,640                30,604
                        --------  -------   --------------------  ---------------------
Total capitalization      30,378    3,129       34,770       200       2,997  1,688,829
                        --------  -------   --------------------  ---------------------
Current liabilities
Long-term debt due
 within 1 year             1,920                   765
Short-term debt                                  1,500
Other current
 liabilities                   6      716        4,514       (6)       (987)     42,653
                        --------  -------   --------------------  ---------------------
Total current
 liabilities               1,926      716        6,779       (6)       (987)     42,653
                        --------  -------   --------------------  ---------------------
Deferred federal and
 state income taxes        1,766       52          468                          (2,897)
Unamortized investment
 tax credits               1,821                   188
Other reserves and
 deferred credits                                1,368                            7,389
                        --------  -------   --------------------  ---------- ----------
                         $35,891   $3,897      $43,573      $194      $2,010 $1,735,974
                        ========  =======   ====================  ========== ==========


Page 1F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                          BALANCE SHEET
                                 DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)

                           TOTAL
                           ADJUSTMENTS      NEES
                           & ELIMINATIONS   CONSOLIDATED
                           --------------   ------------

Capitalization and
 liabilities

Common share equity               $1,733,489     $1,685,417
Minority interests in
 consolidated
 subsidiaries                       (46,293)         46,293
Cumulative preferred
 stock                                              126,166
Long-term debt                                    1,614,578
                                  ----------     ----------
Total capitalization               1,687,196      3,472,454
                                  ----------     ----------
Current liabilities
Long-term debt due
 within 1 year                                       79,705
Short-term debt                       21,325        145,050
Other current
 liabilities                         280,290        337,855
                                  ----------     ----------
Total current
 liabilities                         301,615        562,610
                                  ----------     ----------
Deferred federal and
 state income taxes                  (1,440)        750,929
Unamortized investment
 tax credits                                         91,936
Other reserves and
 deferred credits                     59,050        345,322
                                  ----------     ----------
                                  $2,046,421     $5,223,251
                                  ==========     ==========

Page 2A


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                            BALANCE SHEET ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1996 (IN THOUSANDS)


                  GRANITE  MASS.    NARRA.
                  STATE    ELECTRIC ELECTRIC     NEP      NEEI     NEPSCO    NEHTECI    NEHTC
                  -------  -------- --------     ---      ----     ------    -------    -----
Debit

Common share equity    19,685  427,061   256,772    906,205  (3,650)    18,189    56,616    36,779
Short-term debt         5,475    5,275     5,300      5,275
Other current
 liabilities            7,803  167,337    42,781     55,775      321       453     2,323       817
Other reserves and
 deferred credits                          4,691     53,963    2,719
Construction work in
 progress                                             4,129
Oil and Gas properties                                   48
                      ------- --------  -------- ---------- --------   -------   -------   -------
Total                 $32,963 $599,673  $309,544 $1,025,395   ($420)   $18,642   $58,939   $37,596
                      ======= ========  ======== ========== ========   =======   =======   =======

Credit

Minority interests in
 consolidated
 subsidiaries                                                                     27,776    18,517
Deferred charges and
 other assets                              4,691               2,990
Utility plant, at
 original cost                                       61,439
Investments in other
 subsidiaries, at
 equity
Other investments at
 cost                      98      315       283        189              2,639         5         5
Deferred Federal and
 State income taxes                                            1,440
Current assets            725    4,139     1,250    199,804   18,796    12,697     4,947     2,311
Accumulated
 amortization
Oil and gas properties                                         2,902
                      ------- --------  -------- ---------- --------   -------   -------   -------
Total                    $823   $4,454    $6,224   $261,432  $32,657   $15,336   $32,728   $20,833
                      ======= ========  ======== ========== ========   =======   =======   =======

Page 2B


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                            BALANCE SHEET ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)




                        NERC       NEERI    NANTUCKET     GS EN    NEES EN      PARENT
                        ----       -----    ---------     -----    -------      ------
Debit
Common share equity        1,738      3,129        4,166        200      2,997       3,602
Short-term debt
Other current
 liabilities                 278      1,344          846         80         11         121
Other reserves and
 deferred credits                                    590                           (2,913)
Construction work in
 progress
Oil and gas properties
                          ------     ------   ----------   --------   --------    --------
Total                     $1,816     $4,473       $5,602       $280     $3,008      $6,446
                          ======     ======   ==========   ========   ========    ========

Credit

Minority interests in
 consolidated
 subsidiaries
Deferred charges and
 other assets                                        590                           (2,913)
Utility plant, at
 original cost
Investments in other
 subsidiaries, at
 equity                                                                          1,683,577
Other investments at
 cost                                                                                   93
Deferred Federal and
 State income taxes
Current assets             1,084        881        1,874                     2      45,185
Accumulated
 amortization
Oil and gas properties
                          ------     ------   ----------   --------   --------  ----------
Total                     $1,084       $881       $2,464         $0         $2  $1,732,172
                          ======     ======   ==========   ========   ========  ==========

Page 2C


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                            BALANCE SHEET ADJUSTMENTS AND ELIMINATIONS
                                 DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                  TOTAL
                                  ADJUSTMENTS
                                  & ELIMINATIONS
                                  --------------

Debit

Common share equity                      $1,733,489
Short-term debt                              21,325
Other current
 liabilities                                280,290
Oil and gas properties                           48
Other reserves and
 deferred credits                            59,050
Construction work in
 progress                                     4,129
                                         ----------
Total                                    $2,104,157
                                         ==========

Credit

Minority interests in
 consolidated
 subsidiaries                               $46,293
Deferred charges and
 other assets                                 5,358
Utility plant, at
 original cost                               61,439
Investments in other
 subsidiaries, at
 equity                                   1,683,577
Other investments at
 cost                                         3,627
Deferred Federal and
 State income taxes                           1,440
Current assets                              293,695
Accumulated
 amortization
Oil and gas properties                        2,902
                                         ----------
Total                                    $2,104,157
                                         ==========
/TABLE

Page 3A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------  --------   ---       ----    ------   -------   -----

Operating revenue           $67,906 $1,538,537  $503,585 $1,600,309 $52,171           $40,897   $33,715
                           -------- ----------  -------- ------------------  ----------------  --------
Operating expenses
Fuel for generation                                         342,545
Purchased electric energy    47,163  1,120,709   297,060    508,910
Other operation               9,772    211,663    71,625    203,456   4,443             4,822    10,344
Maintenance                   2,260     31,102    13,009     79,118                     1,074       119
Depreciation and amortization 2,309     47,357    27,899    104,209  46,261             8,884     5,880
Taxes, other than income
 taxes                        1,836     30,559    38,530     66,416                     2,859     3,189
Income taxes                  1,074     25,186    11,951     91,894   (637)             5,671     3,326
                           -------- ----------  -------- ------------------  ----------------  --------
Total operating expenses     64,414  1,466,576   460,074  1,396,548  50,067            23,310    22,858
                           -------- ----------  -------- ------------------  ----------------  --------
Operating income              3,492     71,961    43,511    203,761   2,104            17,587    10,857

Other income:
Allowance for equity funds
 used during construction
Equity in income of
 generating companies                                         5,159
Other income (expense), net    (79)    (1,213)     (732)    (1,851) (1,219)     1,839     110        41
                           -------- ----------  -------- ------------------  ----------------  --------
Operating and other income    3,413     70,748    42,779    207,069     885     1,839  17,697    10,898
                           -------- ----------  -------- ------------------  ----------------  --------
Interest:
Interest on long-term debt    1,340     27,089    17,205     45,111   2,290             8,734     5,398
Other interest                  396      6,473     2,883     10,066                        31        53
Allowance for borrowed funds
 used during construction      (27)      (740)     (263)      (591)
                           -------- ----------  -------- ------------------  ----------------  --------
Total interest                1,709     32,822    19,825     54,586   2,290             8,765     5,451
                           -------- ----------  -------- ------------------  ----------------  --------
Income after interest         1,704     37,926    22,954    152,483 (1,405)     1,839   8,932     5,447
Preferred dividends of
 subsidiaries                            3,114     2,143      2,574
Minority interests
                           -------- ----------  -------- ------------------  ----------------  --------
Net income                   $1,704    $34,812   $20,811   $149,909($1,405)    $1,839  $8,932    $5,447
                           ======== ==========  ======== ==================  ================  ========

Page 3B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                            YEAR ENDED DECEMBER 31, 1996(IN THOUSANDS)
                                           (Continued)



                           NERC      NEERI    NANTUCKET  GS EN  NEES EN    PARENT
                           ----      -----    ---------  -----  -------    ------

Operating revenue                                  $11,864    $299
                            ------------------    -------- ------- --------  --------
Operating expenses
Fuel for generation                                  4,048
Purchased electric energy                                      299
Other operation                   93                 4,893     236      937     4,122
Maintenance                                          1,095                8
Depreciation and amortization                          677
Taxes, other than income
 taxes                                                 286       3    (188)        35
Income taxes                                           152    (84)    (808)     (169)
                            ------------------    -------- ------- --------  --------
Total operating expenses          93                11,151     454     (51)     3,988
                            ------------------    -------- ------- --------  --------
Operating income                (93)                   713   (155)       51   (3,988)

Other income:
Allowance for equity funds
 used during construction                              114
Equity in income of
 generating companies          5,174                                (1,533)    40,354
Other income (expense), net       74   (3,608)        (37)                    173,042
                            ------------------    -------- ------- --------  --------
Operating and other income     5,155   (3,608)         790   (155)  (1,482)   209,408
                            ------------------    -------- ------- --------  --------
Interest:
Interest on long-term debt     2,320                   990
Other interest                                          70               25       316
Allowance for borrowed funds
 used during construction                            (626)
                            ------------------    -------- ------- --------  --------
Total interest                 2,320                   434               25       316
                            ------------------    -------- ------- --------  --------
Income after interest          2,835   (3,608)         356   (155)  (1,507)   209,092
Preferred dividends of
 subsidiaries
Minority interests
                            ------------------    -------- ------- --------  --------
Net income                    $2,835  ($3,608)        $356  ($155) ($1,507)  $209,092
                            ==================    ======== ======= ========  ========

Page 3C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                         INCOME STATEMENT
                            YEAR ENDED DECEMBER 31, 1996(IN THOUSANDS)
                                           (Continued)

                                 TOTAL
                                 ADJUSTMENTS      NEES
                                 & ELIMINATIONS   CONSOLIDATED
                                 --------------   ------------
Operating revenue                       $1,498,585     $2,350,698
                                        ----------     ----------
Operating expenses
Fuel for generation                         11,599        334,994
Purchased electric energy                1,464,741        509,400
Other operation                             25,316        501,090
Maintenance                                               127,785
Depreciation and amortization              (2,903)        246,379
Taxes, other than income
 taxes                                       (208)        143,733
Income taxes                               (1,643)        139,199
                                        ----------      ---------
Total operating expenses                 1,496,902      2,002,580
                                        ----------     ----------

Operating income                             1,683        348,118

Other income:
Allowance for equity funds
 used during construction                      114
Equity in income of
 generating companies                       38,820         10,334
Other income (expense), net                174,533        (8,166)
                                        ----------     ----------
Operating and other income                 215,150        350,286
                                        ----------     ----------
Interest:
Interest on long-term debt                     (2)        110,479
Other interest                                 786         19,527
Allowance for borrowed funds
 used during construction                      (1)        (2,246)
                                        ----------     ----------
Total interest                                 783        127,760
                                        ----------     ----------
Income after interest                      214,367        222,526
Preferred dividends of
 subsidiaries                                1,368          6,463
Minority interests                         (7,127)          7,127
                                        ----------     ----------
Net income                                $220,126       $208,936
                                        ==========     ==========

Page 4A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                          INCOME STATEMENT ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------  --------   ---       ----    ------   -------   -----

Income:

Operating revenue              $141     $4,980    $1,160 $1,458,714 $19,003    $7,580            $6,248
Allowance for equity funds
 used during construction
Equity in income of
 generating companies
Other income/(expense), net       4         15        14         10 (1,058)       176     112        61
Minority interests                                                              4,427             2,700
                            ------- ----------  -------- ---------- -------    ------ -------    ------
Expenses:

Fuel for generation                             (10,074)     21,648
Purchased electric energy    47,136  1,120,461   296,845
Other operation                  24      1,365        38     20,630 (1,009)       659             3,427
Depreciation and
 amotization                                                        (2,903)
Taxes, other than income                                              (208)
Income taxes                                                        (1,021)
Interest on long-term debt                                                1       (3)
Other interest                  108        225       222        221                 3
Allowance for borrowed
 funds used during
 construction                                                           (1)
Preferred dividends of
 subsidiaries                                                 1,368
                            ------- ----------  -------- ---------- -------    ------ -------    ------
Total                     ($47,123)         ($1,117,056) ($285,857)        $1,414,858 $23,086   $11,524   $112    $5,581
                            ======= ==========  ======== ========== =======    ====== =======    ======

Page 4B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                          INCOME STATEMENT ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)




                         NERC      NEERI     NANTUCKET  GS EN     NEES EN    PARENT
                         ----      -----     ---------  -----     -------    ------

Income:

Operating revenue                                    $758
Allowance for equity
 funds used during
 construction                                         114
Equity in income of
 generating companies                                                 (1,534)    40,354
Other income/(expense), net    49                    (97)                 912   174,336
Minority interests
                       ----------   --------   ---------- -------      ------   -------
Expenses:

Fuel for generation                                    25
Purchased electric energy                                     300
Other operation                                       181       1
Depreciation and
 amortization
Taxes, other than income
Income taxes                                                            (622)
Interest on long-term debt
Other interest                                          6
Allowance for borrowed
 funds used during
 construction
Preferred dividends of
 subsidiaries
                       ----------   --------   ---------- -------      ------  --------
Total                         $49         $0         $563  ($301)          $0  $214,690
                       ==========   ========   ========== =======      ======   =======


Page 4C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                          INCOME STATEMENT ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------
Income:

Operating revenue                         1,498,585
Allowance for equity funds
 used during construction                       114
Equity in income of
 generating companies                        38,820
Other income/(expense), net                 174,533
Minority interests                            7,127
                                         ----------
Expenses:

Fuel for generation                          11,599
Purchased electric energy                 1,464,741
Other operation                              25,316
Depreciation and
 amortization                               (2,903)
Taxes, other than income                      (208)
Income taxes                                (1,643)
Interest on long-term debt                      (2)
Other interest                                  786
Allowance for borrowed funds
 used during construction                       (1)
Preferred dividends of
 subsidiaries                                 1,368
                                         ----------
Total                                      $220,126
                                         ==========

Page 5A


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                         GRANITE   MASS.      NARRA.
                         STATE     ELECTRIC   ELECTRIC  NEP       NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------   --------  ---       ----    ------   -------   -----

Retained earnings at
 beginning of year           $8,998   $150,308  $108,227   $385,309($23,302)     $165  $2,900      $181

Additions:
Net income after preferred
 dividends of subsidiaries    1,704     34,812    20,811    149,909  (1,405)    1,839   8,932     5,447

Deductions:
Common dividends              1,057     19,184     9,060    134,158               165  11,600     4,767
Premium on redemption of
 common stock                                                   450                                  13
                            -------   --------  --------   -----------------   ------ -------   -------
Retained earnings at end
 of year                     $9,645   $165,936  $119,978   $400,610($24,707)   $1,839    $232      $848
                            =======   ========  ========   =================   ====== =======   =======

Page 5B


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                          NERC      NEERI     NANTUCKET   GS EN    NEES EN      PARENT
                          ----      -----     ---------   -----    -------      ------

Retained earnings at
 beginning of year             $102   ($1,713)                                    $833,576


Additions:
Net income after preferred
 dividends of subsidiaries    2,835    (3,608)         356    (155)    (1,507)     209,092

Deductions:
Common dividends              2,000                                                153,328
Premium on redemption of
 common stock
                            -------   --------    -----------------   --------    --------
Retained earnings at end
 of year                       $937   ($5,321)        $356   ($155)   ($1,507)    $889,340
                            =======   ========    =================   ========    ========

Page 5C


                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                  STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)

                                     TOTAL
                                     ADJUSTMENTS        NEES
                                    & ELIMINATIONS      CONSOLIDATED
                                    --------------      ------------

Retained earnings at
 beginning of year                           $633,222           $831,529


Additions:
Net income after preferred
 dividends of subsidiaries                    220,126            208,936

Deductions:
Common dividends                              182,146            153,173
Premium on redemption of
 common stock                                     463
                                             --------          ---------
Retained earnings at end
 of year                                     $670,739           $887,292
                                            =========           ========

Page 6A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)

                         GRANITE   MASS.      NARRA.
                         STATE     ELECTRIC   ELECTRIC    NEP     NEEI    NEPSCO   NEHTECI   NEHTC
                         -------   --------   --------    ---     ----    ------   -------   -----

Retained earnings at
 beginning of year           $8,998   $151,124  $108,588   $386,179($23,302)     $165  $2,900      $181

Additions:
Net income after preferred
 dividends of subsidiaries    1,704     34,812    20,811    149,909  (1,405)    1,839   8,932     5,447

Deductions:
Common dividends              1,057     19,184     9,060    134,158               165  11,600     4,767
Premium on redemption of
 common stock                                                   450                                  13
                            -------   --------  --------   -----------------   ------ -------   -------
Retained earnings at end
 of year                     $9,645   $166,752  $120,339   $401,480($24,707)   $1,839    $232      $848
                            =======   ========  ========   =================   ====== =======   =======

Page 6B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                               NERC       NEERI     NANTUCKET  GS EN    NEES EN     PARENT
                               ----       -----     ---------  -----    -------     ------

Retained earnings at
 beginning of year                  $102   ($1,713)

Additions:
Net income after preferred
 dividends of subsidiaries         2,835    (3,608)           356  (155)    (1,507)        156

Deductions:
Common dividends                   1,999                                                   156

Premium on redemption of
 common stock
                                 -------   --------      -------- ------   --------   --------
Retained earnings at end
 of year                            $938   ($5,321)          $356 ($155)   ($1,507)         $0
                                 =======   ========      ======== ======   ========   ========

Page 6C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                  STATEMENT OF RETAINED EARNINGS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------

Retained earnings at
 beginning of year                         $633,222

Additions:
Net income after preferred
 dividends of subsidiaries                  220,126

Deductions:
Common dividends                            182,146
Premium on redemption of
 common stock                                   463
                                           --------
Retained earnings at end
 of year                                   $670,739
                                           ========

Page 7A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC    NEP       NEEI     NEPSCO   NEHTECI  NEHTC
                         -------   --------  --------    ---       ----     ------   -------  -----
Operating Activities:
Net Income                   $1,704    $37,926   $22,954  $152,483   ($1,405)   $1,839   $8,932  $5,447
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries
 Depreciation and
  amortization                2,309     47,357    27,899   108,339     46,261             8,884   5,880
 Deferred income taxes and
  investment tax credits-net    334    (7,850)     4,177   (7,458)   (20,435)  (4,663)    2,746   1,492
 Allowance for funds used
  during construction          (27)      (740)     (263)     (591)
 Minority interests
 Decrease (increase) in other
  current assets                  4      1,241    13,995    18,520     24,966    3,521    3,516     118
 Increase (decrease) in
  payables and other current
  liabilities                 (423)     27,415  (11,361)  (26,925)      2,231    (970)      673     385
 Other, net                   (362)    (2,430)     8,236    28,582              10,723        1      18
                           --------  --------- -------------------  ------------------ ----------------
 Net cash provided by (used
  in) operating activities   $3,539   $102,919   $65,637  $272,950    $51,618  $10,450  $24,752 $13,340
                           --------  --------- -------------------  ------------------ ----------------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction              (3,576)   (93,828)  (52,574)  (65,981)
 Oil and gas exploration
  and development                                                    (20,323)
 Decrease (increase) in
  other investments            (76)      (598)     (181)   (3,878)             (2,721)
                           --------  --------- -------------------  ------------------ ----------------
 Net cash provided by (used
  in) investing activities ($3,652)  ($94,426) ($52,755) ($69,859)  ($20,323) ($2,721)
                           --------  --------- -------------------  ------------------ ----------------

Page 7B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                          NERC      NEERI     NANTUCKET    GS EN     NEES EN     PARENT
                          ----      -----     ---------    -----     -------     ------

Operating Activities:
Net Income                   $2,835   ($3,608)        $356    ($156)    ($1,509)   $209,092
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries                                                                     (40,299)
 Depreciation and
  amortization                                         677
 Deferred income taxes and
  investment tax credits-net     90      (124)        (60)                              124
 Allowance for funds used
  during construction                                (740)
 Minority interests
 Decrease (increase) in other
  current assets              (159)    (1,420)    (11,354)     (171)         (2)    (2,027)
 Increase (decrease) in
  payables and other current
  liabilities                 (298)        563       1,825       (5)       (987)      1,556
 Other, net                    (35)        125       (513)                 1,534        253
                           --------  ---------   -------------------  ----------   --------
 Net cash provided by (used
  in) operating activities   $2,433   ($4,464)    ($9,809)    ($332)      ($964)   $168,699
                           --------  ---------   -------------------  ----------   --------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                                    (17,906)
 Oil and gas exploration
  and development
 Decrease (increase) in
  other investments           1,328      (475)                           (3,250)   (12,622)
                           --------  ---------   -------------------  ----------   --------
 Net cash provided by (used
  in) investing activities   $1,328     ($475)   ($17,906)        $0    ($3,250)  ($12,622)
                           --------  ---------   -------------------  ----------   --------

Page 7C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS         NEES
                                   & ELIMINATIONS      CONSOLIDATED
                                   --------------      ------------
Operating Activities:
Net Income                            $227,954                $208,936
Adjustments to reconcile net
  income to net cash provided
  by (used in) operating
  activities:
 Undistributed earnings of
  subsidiaries                        (40,299)
 Depreciation and
  amortization                         (2,902)                 250,508
 Deferred income taxes and
  investment tax credits-net           (1,299)                (30,328)
 Allowance for funds used
  during construction                    (115)                 (2,246)
 Minority interests                    (7,127)                   7,127
 Decrease (increase) in other
  current assets                        27,061                  23,687
 Increase (decrease) in
  payables and other current
  liabilities                         (30,752)                  24,431
 Other, net                              5,677                  40,455
                                    ----------              ----------
 Net cash provided by (used
  in) operating activities            $178,198                $522,570
                                    ----------              ----------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                             544              ($234,409)
 Oil and gas exploration
  and development                           48               ($20,371)
 Decrease (increase) in
  other investments                   (12,164)               ($10,309)
                                      --------               ---------
 Net cash provided by (used
  in) investing activities           ($11,572)              ($265,089)
                                      --------               ---------

Page 7D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)

                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC   NEP       NEEI     NEPSCO  NEHTECI   NEHTC
                         -------   --------  --------   ---       ----     ------  -------   -----
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on common
  shares                      (815)   (13,188)   (7,361)          (138,995)              (165) (12,883)(5,165)
 Dividends paid on preferred
  stock                                (3,114)   (2,143) (2,574)
 Preferred stock - retirements                                     (20,900)
 Long-term debt - issues                20,000     2,000  47,850
 Long-term debt - retirements          (1,000)           (2,000)   (57,850)  (33,000)           (6,960)(4,560)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent
 Subordinated notes payable
  to parent (net)                                                       771
 Changes in short-term debt   1,925   (11,675)   (3,650)(31,550)                       (1,000)    1,000
Gain on redemption of
 preferred stock                                           1,368
 Return of capital to minority
  interests and related
  premium                                                                                       (3,296)
 Repurchase of common shares
                            -------  ---------  --------          -------------------  ----------------   ---------
 Net cash provided by (used
  in) financing activities     $110   ($7,977) ($13,154)         ($202,651) ($32,229)   ($165)($20,843)   ($12,021)
                            -------  ---------  --------          -------------------  ----------------   ---------
Net increase (decrease) in
  cash and cash equivalents    ($3)       $516    ($272)    $440     ($934)    $7,564   $3,909   $1,319
Cash and cash equivalents at
  beginning of year              98      1,840     1,999   2,607      1,133       459      974      237
                            -------  ---------  --------          -------------------  ----------------   ---------
Cash and cash equivalents at
  end of year                   $95     $2,356    $1,727  $3,047       $199    $8,023   $4,883   $1,556
                            =======  =========  ========          ===================  ================   =========

Page 7E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)



                              NERC      NEERI     NANTUCKET   GS EN     NEES EN   PARENT
                              ----      -----     ---------   -----     -------   ------
Financing Activities:
 Dividends paid to minority
  interests
 Dividends paid on common
  shares                       (2,000)                                             (153,915)
 Dividends paid on preferred
  stock
 Preferred stock - retirements
 Long-term debt - issues                                28,000
 Long-term debt - retirements  (1,441)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent                            85      5,050                   355       4,505
 Subordinated notes payable
  to parent (net)
 Changes in short-term debt                              (562)
 Gain on edemption of
 preferred stock
 Return of capital to minority
  interests and related
  premium
 Repurchase of common shares
                              --------  ---------   ----------   ------     -------  -------
 Net cash provided by (used
  in) financing activities    ($3,356)     $5,050      $27,438     $355      $4,505          ($153,915)
                              --------  ---------   ----------  -------     -------  -------
Net increase (decrease) in
  cash and cash equivalents       $405       $111       ($277)      $23        $291   $2,162
Cash and cash equivalents at
  beginning of year                411         70          909                         3,801
                              --------  ---------   ----------  -------     -------  -------
Cash and cash equivalents at
  end of year                     $816       $181         $632      $23        $291   $5,963
                              ========  =========   ==========  =======     =======  =======

Page 7F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                                     STATEMENT OF CASH FLOWS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)



                                   TOTAL
                                   ADJUSTMENTS    NEES
                                   & ELIMINATIONS CONSOLIDATED
                                   -------------- ------------
Financing Activities:
 Dividends paid to minority
  interests                                   8,878       (8,878)
 Dividends paid on common
  shares                                  (180,728)     (153,759)
 Dividends paid on preferred
  stock                                     (7,831)
 Preferred stock - retirements                           (20,900)
 Long-term debt - issues                                   97,850
 Long-term debt - retirements                           (106,811)
 Premium on reacquisition of
  long-term debt
 Capital contribution from
  parent                                      9,995
 Subordinated notes payable
  to parent (net)                               771
 Changes in short-term debt                  14,350      (59,862)
 Gain on redemption of
  Preferred stock                             1,368
 Return of capital to minority
  interests and related
  premium                                   (1,663)       (1,633)
 Repurchase of common shares                  2,075       (2,075)
                                         ----------    ----------
 Net cash provided by (used
  in) financing activities               ($152,785)    ($256,068)
                                         ----------    ----------
Net increase (decrease) in
  cash and cash equivalents                 $13,841        $1,413
Cash and cash equivalents at
  beginning of year                           7,474        $7,064
                                         ----------    ----------
Cash and cash equivalents at
  end of year                               $21,315        $8,477
                                         ==========    ==========

Page 8A

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)


                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC     NEP      NEEI    NEPSCO  NEHTECI    NEHTC
                         -------   --------  --------     ---      ----    ------  -------    -----
Operating Activities:
 Net income (loss)           $1,704    $37,926   $22,954   $152,483 ($1,405)   $1,839   $8,932   $5,447
 Undistributed earnings
  of subsidiaries
 Depreciation and amortization                                                (2,902)
 Minority interests                                                                    (4,427)  (2,700)
 Deferred income taxes and
  investment tax credits-net    156         63   (1,188)      2,598  (2,463)             (141)    1,059
 Decrease (increase) in other
  current assets                 99    (2,363)       213      4,461   25,196    3,216      649     (22)
 Increase (decrease) in
  payables and other current
  liabilities                 (520)    (5,428)     1,943   (25,407)     (45)  (2,037)       56       31
 Other, net                      66      1,484       592      3,005                                  37
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Net cash provided by (used
  in) operating activities   $1,505    $31,682   $24,514   $137,140  $18,381   $3,018   $5,069   $3,852
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction
 Oil and gas exploration
   and development                                                        48
 Decrease (increase) in
  other investments            (57)      (170)     (149)      (115)           (1,491)
                            -------  ---------  -------- ---------- -------- -------- -------- --------
Net cash provided by (used
  in) investing activities    ($57)     ($170)    ($149)     ($115)      $48 ($1,491)       $0       $0
                            -------  ---------  -------- ---------- -------- -------- -------- --------

Page 8B

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)



                            NERC      NEERI     NANTUCKET    GS EN   NEES EN   PARENT
                            ----      -----     ---------    -----   -------   ------

Operating Activities:
 Net income (loss)             $2,835  ($3,608)         $356   ($156)   ($1,509)
 Undistributed earnings
  of subsidiaries                                                                (40,299)
 Depreciation and
 amortization
 Minority interests
 Deferred income taxes and
  investment tax credits-net                         (1,383)
  Allowance for funds used
   During construction                                 (115)
 Decrease (increase) in other
  current assets                (156)     (379)      (1,765)                 (2)  (2,086)
 Increase (decrease) in
  payables and other current
  liabilities                     198       830          268       80         12    (733)
 Other, net                                             (94)                 587
                              ------- ---------    ---------  -------     ------  -------
Net cash provided by (used
  in) operating activities     $2,877  ($3,157)     ($2,733)    ($76)     ($912)($43,118)
                              ------- ---------    ---------  -------    -------  -------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                                           550                          (6)
 Oil and gas exploration
 and development
 Decrease (increase) in
  other investments                                     (55)                     (10,127)
                              ------- ---------    ---------  -------    -------  -------
Net cash provided by (used
  in) investing activities         $0        $0         $495       $0         $0($10,133)
                              ------- ---------    ---------  -------    -------  -------

Page 8C

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                  TOTAL
                                  ADJUSTMENTS
                                  & ELIMINATIONS
                                  --------------

Operating Activities:
 Net income (loss)                         $227,954
 Undistributed earnings
  of subsidiaries                          (40,299)
 Depreciation and
 amortization                               (2,902)
 Minority interests                         (7,127)
 Deferred income taxes and
  investment tax credits-net                (1,299)
 Allowance for funds used
  during construction                         (115)
 Decrease (increase) in other
  current assets                             27,061
 Increase (decrease) in
  payables and other current
  liabilities                              (30,752)
 Other, net                                   5,677
                                          ---------
Net cash provided by (used
  in) operating activities                 $178,198
                                          ---------
Investing Activities:
 Plant expenditures,
  excluding allowance for
  funds used during
  construction                                  544
 Oil and gas exploration
 and development                                 48
 Decrease (increase) in
  other investments                        (12,164)
                                            -------
Net cash provided by (used
  in) investing activities                ($11,572)

                                            -------

Page 8D

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                         GRANITE   MASS.     NARRA.
                         STATE     ELECTRIC  ELECTRIC     NEP      NEEI    NEPSCO  NEHTECI    NEHTC
                         -------   --------  --------     ---      ----    ------  -------    -----

Financing Activities:
 Dividends paid to
  minority interest                                                                     6,326     2,552
 Dividends paid on common
  shares                      (815)   (13,188)   (7,361)  (138,995)             (165)(12,883)   (5,165)
 Dividends paid on preferred
  stock                                (3,114)   (2,143)    (2,574)
 Capital contribution from
  parent
 Subordinated notes payable
  to parent (net)                                                       771
 Changes in short-term debt   1,925      4,275     4,300      4,250
 Gain on redemption of
  preferred stock                                             1,368
 Return of capital to
  minority interests and
  related premium
 Repurchase of common shares     57        170       149        115             1,491
                            -------  ---------  -------- ------------------  ----------------  --------
Net cash provided by (used
  in) financing activities   $1,167  ($11,857)  ($5,055) ($135,836)    $771    $1,326($6,557)  ($2,613)
                            -------  ---------  -------- ------------------  ----------------  --------
Net increase (decrease) in
  cash and cash equivalents  $2,615    $19,655   $19,310     $1,189 $19,200    $2,853($1,488)    $1,239
                            -------  ---------  -------- ------------------  ----------------  --------
Cash and cash equivalents
  at beginning of year                                                1,100       375     945       145

Cash and cash equivalents
  at end of year                                                    $   175    $7,975  $4,845    $1,445
                            =======  =========  ======== ==================  ================  ========

Page 8E

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                NERC   NEERI   NANTUCKET    GS EN     NEES EN     PARENT
                                ----   -----   ---------    -----     -------     ------

Financing Activities:
 Dividends paid to
  minority interest
 Dividends paid on common
  shares                         (2,000)                                               (156)
 Dividends paid on preferred
  stock
 Capital contribution from
  parent                              85    5,050                355        4,505
 Subordinated notes payable
  to parent (net)
 Changes in short-term debt                            (400)
 Gain on redemption of
  preferred stock
 Return of capital to
  minority interests and
  related premium                                                                    (1,663)
 Repurchase of common shares                                                              93
                               ------------------  --------- -------      -------    -------
Net cash provided by (used
  in) financing activities      ($1,915)   $5,050     ($400)    $355       $4,505   ($1,726)
                               ------------------  --------- -------      -------    -------
Net increase (decrease) in
  cash and cash equivalents         $962   $1,893   ($2,638)    $279       $3,593  ($54,977)
                               ------------------  --------- -------      -------    -------
Cash and cash equivalents
  at beginning of year               400                                               4,509

Cash and cash equivalents
  at end of year               $     800           $     150                         $ 5,925
                               ==================  ========= =======      =======    =======

Page 8F

                    NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES CONSOLIDATED
                      STATEMENT OF CASH FLOWS - ADJUSTMENTS AND ELIMINATIONS
                           YEAR ENDED DECEMBER 31, 1996 (IN THOUSANDS)
                                           (Continued)


                                   TOTAL
                                   ADJUSTMENTS
                                   & ELIMINATIONS
                                   --------------

Financing Activities:
 Dividends paid to
  minority interest                           8,878
 Dividends paid on common
  shares                                  (180,728)
 Dividends paid on preferred
  stock                                     (7,831)
 Capital contribution from
  parent                                      9,995
 Subordinated notes payable
  to parent (net)                               771
 Changes in short-term debt                  14,350
 Gain on redemption of preferred
 stock                                        1,368
 Return of capital to
  minority interests and
  related premium                           (1,663)
 Repurchase of common shares                  2,075
                                         ----------
Net cash provided by (used
  in) financing activities               ($152,785)
                                         ----------
Net increase (decrease) in
  cash and cash equivalents                 $13,841
                                         ----------
Cash and cash equivalents
  at beginning of year                        7,474

Cash and cash equivalents
  at end of year                          $  21,315
                                          =========
